Commitments and contingencies	12 Months Ended
Mar. 31, 2026
Text Blocks Abstract
Commitments and contingencies

32. Commitments and contingencies

Capital commitments: As at March 31, 2025 and 2026, the Company had committed to spend approximately ₹ 8,719 and ₹ 9,416 respectively, under agreements to purchase/construct property and equipment. These amounts are net of capital advances paid in respect of these purchases. Refer to Note 8 for uncalled capital commitments on investment in equity instruments.

Guarantees: As at March 31, 2025 and 2026, guarantees provided by banks on behalf of the Company to the Indian Government, customers and certain other agencies amount to approximately ₹ 13,110 and ₹ 13,358 respectively, as part of the bank line of credit.

Contingencies and lawsuits: The Company is subject to legal proceedings and claims resulting from tax assessment orders/penalty notices issued under the Income-tax Act, 1961, which have arisen in the ordinary course of its business. Some of the claims involve complex issues and it is not possible to make a reasonable estimate of the expected financial effect, if any, that will result from ultimate resolution of such proceedings. However, the resolution of these legal proceedings is not likely to have a material and adverse effect on the results of operations or the financial position of the Company.

The Company’s assessments in India are completed for the years up to March 31, 2022. The Company has received demands on multiple tax issues. These claims are primarily arising out of denial of deduction under section 10A of the Income-tax Act, 1961 in respect of profit earned by the Company’s undertaking in Software Technology Park in Bengaluru, the appeals filed against the said demand before the appellate authorities have been allowed in favor of the Company by the second appellate authority for the years up to March 31, 2008 which either has been or may be contested by the Income tax authorities before the Hon’ble Supreme Court of India. Other claims relate to disallowance of tax benefits on profits earned from Software Technology Park and Special Economic Zone units, capitalization of research and development expenses, transfer pricing adjustments on intercompany/inter unit transactions and other issues.

Income tax claims against the Company amounting to ₹ 99,431 and ₹ 104,613 are not acknowledged as debt as at March 31, 2025 and 2026, respectively. These matters are pending before various appellate authorities and the management expects its position will likely be upheld on ultimate resolution and will not have a material adverse effect on the Company’s financial position and results of operations.

The contingent liability in respect of disputed demands for excise duty, custom duty, sales tax and other matters amounting to ₹ 19,292 and ₹ 20,733 as of March 31, 2025 and 2026, respectively. However, the resolution of these disputed demands is not likely to have a material and adverse effect on the results of operations or the financial position of the Company.